SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549

                             FORM 8-K


                          CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d)
                OF THE SECURITIES EXCHANGE ACT OF 1934


           Date of Report (Date of earliest event reported):

                         January 12, 1995
                        -----------------

                 NORTH EUROPEAN OIL ROYALTY TRUST
                ----------------------------------
      (Exact name of Registrant as specified in its charter)


                   Commission File No. 1-8245


              Delaware                             22-2084119
      -----------------------                -----------------------
      (State of organization)                (IRS Employer I.D. No.)


       Suite 19A, 43 West Front Street, Red Bank, N.J.          07701
      ----------------------------------------------------------------
                (Address of principal executive offices)


                               908-741-4008
           ---------------------------------------------------
           (Registrant's telephone number including area code)

         This report (including exhibits) consists of 11 pages.

               The Exhibit Index is located on page 4.

Item 5.  Other Materially Important Event.
         ---------------------------------

     On December 7, 1995, the Trustees of North European Oil Royalty Trust

reported that they had reached agreement with the Delaware State Escheator on settlement of previously disclosed litigation commenced in 1986 by the

Escheator in the Delaware Court of Chancery.  The proposed settlement terms are incorporated in a joint petition submitted to the Delaware Court of

Chancery by counsel for the Trustees and the Delaware Attorney General representing the Escheator.  A press release, which outlines the general terms of the joint petition, is attached to this report as Exhibit 99.1.  The proposed form of Notice to Owners, which sets forth details of the proposed settlement, as presented to the Court for approval and subsequent distribution to owners, is attached to this report as Exhibit 99.2.  As described in the

Exhibits, the settlement proposal requires Court approval after notice to owners and opportunity for public hearing.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------


         (c)   Exhibits.
               ---------

               Exhibit 99.1.  Press release dated
               December 7, 1995 and distributed
               over PR Newswire.

               Exhibit 99.2.  Form of Notice to Owners
               submitted to the Delaware Court of Chancery on December 7, 1995 for approval and subsequent distribution to owners.







                              SIGNATURES
                              ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      NORTH EUROPEAN OIL ROYALTY TRUST
                                      --------------------------------
                                               (Registrant)




                                       By: /S/ John R. Van Kirk
                                           ---------------------
                                               John R. Van Kirk
                                               Managing Director

Dated:   December 11, 1995

                            EXHIBIT INDEX
                            -------------
                                                          Page
                                                          ----

Exhibit 99.1.     Press release dated                       5
                  December 7, 1995.

Exhibit 99.2.     Form of Notice to Owners                  6
                  submitted to the Delaware
                  Court of Chancery on
                  December 7, 1995 for approval and
                  subsequent distribution to owners.